UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report: October 4, 2022

(Date of earliest event reported)

PETRO USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-12895	32-0650451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IR.S. Employer Identification No.)

7325 Oswego Road
Liverpool, NY 13090
(Address of principal executive offices)

(315) 451-7515
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

    The purpose of this amendment to Petro USA, Inc. Corp. Current Report on Form 8-K/A for the date of report October 4, 2022 ("Form 8-K/A"), initially filed with the Securities and Exchange Commission on October 6, 2022 is solely to correct a misstatement on paragraph 1 Item 4.01 which now states correctly that the name of the company is Petro USA, Inc. a Nevada corporation.

No other changes have been made to the Form 8-K.  This Amendment to the Form 8-K speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

Item 4.01. Change in Registrant's Certifying Accountant

On October 4, 2022, the Board of Directors of Petro USA, Inc., a Nevada corporation (the “Company”), approved the engagement of Gries & Associates, LLC (“Gries”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended June 30, 2022, effective immediately, and dismissed Boyle CPA, LLC (“Boyle”) as the Company's independent registered public accounting firm.

Boyles’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2021, and 2020, and the subsequent interim periods through October 4, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Boyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Boyle’s satisfaction, would have caused Boyle to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided Boyle with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Boyle furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Boyle’s letter dated October 4, 2022, is filed as Exhibit 16.1 hereto.

During the fiscal years ended June 30, 2021, and 2020, and the subsequent interim periods through October 4, 2022, neither the Company nor anyone acting on its behalf has consulted with Boyle regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Boyle concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2022	Petro USA, Inc.
(Registrant)

By: /s/Joseph C. Passalaqua
Joseph C. Passalaqua. CEO

.